FINANCIAL STATEMENTS

FINANCIAL STATEMENTS AND SCHEDULES

WILMINGTON TRUST THRIFT SAVINGS PLAN

December 31, 1996


FINANCIAL STATEMENTS
                                                                      PAGE

Report of Independent Auditors..........................................2

Statements of Net Assets Available for Benefits.........................3

Statements of Changes in Net Assets Available for Benefits..............4

Notes to Financial Statements...........................................5

SCHEDULES

Form 5500- Schedule G Part I- Assets Held for
           Investment Purposes- Item 27a...............................20

Form 5500- Schedule G Part V- Reportable Transactions- Item 27d........21

                         Report of Independent Auditors


Wilmington Trust Thrift Savings Plan Committee

We have audited the accompanying statements of net assets available for benefits of the Wilmington Trust Thrift Savings Plan (the Plan) as of December 31, 1996 and 1995, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan at December 31, 1996 and 1995, and the changes in its net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules of assets held for investment purposes as of December 31, 1996, and reportable transactions for the year then ended are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the basic financial statements. The supplemental schedules have been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 1, 1997

STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

WILMINGTON TRUST THRIFT SAVINGS PLAN

                                                             December 31
                                                         1996           1995
                                                     -----------   ------------
ASSETS
         Investments, at fair value -- Note C:
             Wilmington Trust Company Strategic
                Bond Fund                             $ 3,061,288   $ 2,831,613
             Wilmington Trust Company
                Value Stock Fund                       13,080,518     8,686,024
             Wilmington Trust Company Bank
                Common Stock Fund                      13,741,978    10,773,133
             Wilmington Trust Company
                Growth Stock Fund                      15,557,124    10,225,538
             Wilmington Trust Company
                Money Market Fund                         880,423       454,692
             Wilmington Trust Company
                International Stock Fund                5,816,537     4,432,762
             Wilmington Trust Company Small
                Cap Stock Fund                          8,692,135     5,207,748
             Wilmington Trust Company
                US Government Fund                      6,444,150     5,634,245
             Wilmington Trust Company Fixed
                Income Fund:
                    Unallocated insurance
                        contracts -- Note F                    --     2,882,503
             Participant loans receivable               1,258,872       866,159
                                                      -----------   -----------
                           Total investments           68,533,025    51,994,417

         Cash                                             174,456         1,171
         Accrued income                                     4,299         2,354
         Due from broker                                   23,700        21,257
                                                      -----------   -----------

                           TOTAL ASSETS                68,735,480    52,019,199
                                                      -----------   -----------
LIABILITIES
         Accrued liabilities                               24,000        46,613
                                                      -----------   -----------
                           TOTAL LIABILITIES               24,000        46,613
                                                      -----------   -----------
                           NET ASSETS AVAILABLE FOR
                                 BENEFITS             $68,711,480   $51,972,586
                                                      ===========   ===========





See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

WILMINGTON TRUST THRIFT SAVINGS PLAN

                                                 Year Ended December 31
                                                  1996           1995
                                               -----------   -----------
ADDITIONS

    Investment income:
        Interest                               $   103,746   $   312,149
        Dividends                                  447,680       411,501
        Participant loan interest                  142,206        83,940
                                               -----------   -----------
                                                   693,632       807,590
    Contributions:
        Employer                                 1,944,685     1,707,000
        Employee                                 5,566,362     4,136,192
                                               -----------   -----------
                                                 7,511,047     5,843,192

    Transfers from other plans:
        Rollovers from other plans                 521,551       303,223
                                               -----------   -----------

                                                 8,726,230     6,954,005

DEDUCTIONS

        Participant withdrawals                  2,441,663     2,114,418
                                               -----------   -----------
                                                 6,284,567     4,839,587

    NET REALIZED AND UNREALIZED APPRECIATION
        IN FAIR VALUE OF INVESTMENTS            10,454,327     9,199,904
                                               -----------   -----------

        NET ADDITIONS                           16,738,894    14,039,491

        NET ASSETS AVAILABLE FOR BENEFITS
            AT BEGINNING OF YEAR                51,972,586    37,933,095
                                               -----------   -----------

        NET ASSETS AVIALABLE FOR BENEFITS
            AT END OF YEAR                     $68,711,480   $51,972,586
                                               ===========   ===========

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

The accounting records of the Wilmington Trust Thrift Savings Plan (the Plan) are maintained on the accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Money market funds are stated at cost, which approximates market value. The fair value of participation units owned by the Plan in common/collective trust funds is based on the quoted redemption values on the last business day of the plan year.

Dividend income is recorded at the ex-dividend date. Income from other investments is recorded as earned.

At December 31, 1995, the Plan owned an unallocated guaranteed investment contract issued by an insurance carrier. This contract was valued by the issuer, Protective Life Insurance Company (see Note F). Contract values, which approximate fair values, represent contributions made under the contracts, plus interest at the contract rate less funds used to pay benefits.

Amounts described in Form 5500 under the caption net gain (loss) on sale of investments and unrealized appreciation of assets are combined in the financial statements as net realized and unrealized appreciation in fair value of investments.

Amounts allocated to accounts of persons who have elected to withdraw from the Plan but have not been paid of $454,083 are reported as a liability of the Plan at December 31, 1996 on Form 5500. This amount is not reported as a liability on the respective statement of net assets available for benefits.

The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500.


                                                            Year ended
                                                         December 31, 1996
                                                         -----------------

Benefits paid to participant per the financial statements   $ 2,441,663

Add:  Amounts allocated to withdrawing participants at
      December 31, 1996                                         454,083

Less:  Amounts allocated to withdrawing participants at
       December 31, 1995                                       (434,753)
                                                            -----------

Benefits paid to participants per Form 5500                 $ 2,460,993
                                                            ===========

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE B -- DESCRIPTION OF THE PLAN

The Wilmington Trust Thrift Savings Plan is a defined contribution plan established January 1, 1985, which covers all full-time employees of the Wilmington Trust Corporation and its subsidiaries (the Company). The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

Subject to limitations of the Internal Revenue Code (IRC), employees may contribute up to 15% (10% in 1995) of their base salaries and profit sharing bonus earnings with the first 6% pre-tax contribution eligible for matching contributions from the Company of $.50 for each $1.00 contributed by a participant. An employee is eligible to become a participant in the Plan on the next entry date (January 1, April 1, July 1, October 1) following the date of employment. Participation in this Plan is voluntary and participants have the option to participate in any or all of the following funds: Strategic Bond Fund, Value Stock Fund, Growth Stock Fund, Money Market Fund, Small Cap Stock Fund, US Government Fund, International Stock Fund and Bank Common Stock Fund. The opportunity to change investment options is available quarterly. Beginning July 1, 1995, the Plan added the US Government Fund and the Money Market Fund, and terminated the Fixed Income Fund investment option.

Each participant's account is credited with the participant's contribution and an allocation of the Company's contribution and Plan earnings. Allocations are based on participant earnings or account balances, as defined. The benefit to which a participant is entitled is that which can be provided from the participant's account. Participants are vested in the Company's matching contribution at the rate of 20% for each year of service and become 100% vested after five years of service. Participant contributions are always vested 100%. A terminating participant will forfeit the unvested portion of his or her account attributable to contributions made by the Company. In accordance with the terms of the Plan, $62,093 and $43,999 of forfeitures were used to reduce employer contributions for the years ended December 31, 1996 and 1995, respectively.

Plan administrative costs are paid by the Company, except for expenses under the insurance contract with Protective Life Insurance Company which were treated as a reduction of the interest rate guaranteed by the contract.

The Plan permits participants, under certain circumstances, to borrow up to one-half of their vested account balances. All loans are subject to IRS and U.S. Department of Labor guidelines.

The Corporation has the right under the Plan to discontinue its contributions and to amend or terminate the Plan at any time.

Additional information regarding the Plan and the operation of the Plan is available from the Personnel Department of Wilmington Trust Company.

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN



NOTE C--INVESTMENTS

The Plan's  investments are held in a trust,  for which Wilmington Trust Company
(WTC), a wholly-owned subsidiary of the plan sponsor, is trustee. The fair value of individual investments that represent 5% or more of the Plan's net assets available for benefits as of December 31 are as follows:

                                                        1996             1995
                                                    -----------      -----------
Protective Life Insurance Co.
    Guaranteed Investment Contract,
    6%, due 1/2/96                                  $        --      $ 2,882,503
WTC US Government Fund                                6,444,150        5,634,245
WTC Value Stock Fund                                 13,080,518        8,686,024
WTC Bank Common Stock Fund                           13,741,978       10,773,133
WTC Growth Stock Fund                                15,557,124       10,225,538
WTC Strategic Bond Fund                               3,061,288        2,831,613
WTC Small Cap Stock Fund                              8,692,135        5,207,748
WTC International Stock Fund                          5,816,537        4,432,762


NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE  D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS


The net assets of the funds are summarized below:

                                                                     December 31, 1996
                                        --------------------------------------------------------------------

                                         Strategic    Value Stock  Bank Common   Fixed Income  Growth Stock
                                         Bond Fund       Fund      Stock Fund        Fund          Fund
                                        ----------    -----------  ------------  ------------   ------------
ASSETS
     Investments, at fair value
        Wilmington Trust Company
            Strategic Bond Fund         $ 3,061,288   $        --   $        --   $        --   $        --
        Wilmington Trust Company
            Value Stock Fund                     --    13,080,518            --            --            --
        Wilmington Trust Company Bank
            Common Stock Fund                    --            --    13,741,978            --            --
        Wilmington Trust Company
            Growth Stock Fund                    --            --            --            --    15,557,124
        Wilmington Trust Company
            Money Market Fund                    --            --            --            --            --
        Wilmington Trust Company
            International Stock Fund             --            --            --            --            --
        Wilmington Trust Company Bank
            Fixed Income Fund                    --            --            --            --            --
        Wilmington Trust Company
            Small Cap Fund                       --            --            --            --            --
        Wilmington Trust Company
            US Government Fund                   --            --            --            --            --
        Participant loans receivable         55,288       176,100       346,271       329,520       171,958

     Cash                                         1             8       173,011            --            20
     Accrued income                              --            --           203            --             4
     Due from broker                             --            --        23,700            --            --
                                        -----------   -----------   -----------   -----------   -----------

                TOTAL ASSETS              3,116,577    13,256,626    14,285,163       329,520    15,729,106
                                        -----------   -----------   -----------   -----------   -----------

LIABILITIES
     Accrued liabilities                         --            --        24,000            --            --
                                        -----------   -----------   -----------   -----------   -----------

                TOTAL LIABILITIES                 0             0        24,000             0             0
                                        -----------   -----------   -----------   -----------   -----------

                NET ASSETS AVAILABLE
                      FOR BENEFITS      $ 3,116,577   $13,256,626    14,261,163   $   329,520    15,729,106
                                        ===========   ===========   ===========   ===========   ===========


NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE  D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS


The net assets of the funds are summarized below:

                                                                           December 31, 1996 (cont'd)
                                        -------------------------------------------------------------------------------------
                                                                                                        FVB
                                         Money Market  International   Small Cap       US Gov't     Participant
                                             Fund       Stock Fund     Stock Fund        Fund          Loans        Total
                                        ------------- --------------  ------------  ------------   ------------ -------------
ASSETS
     Investments, at fair value
        Wilmington Trust Company
            Strategic Bond Fund          $        --  $          --   $        --    $       --     $      --   $ 3,061,288
        Wilmington Trust Company
            Value Stock Fund                      --             --            --            --            --    13,080,518
        Wilmington Trust Company Bank
            Common Stock Fund                     --             --            --            --            --    13,741,978
        Wilmington Trust Company
            Growth Stock Fund                     --             --            --            --            --    15,557,124
        Wilmington Trust Company
            Money Market Fund                880,423             --            --            --            --       880,423
        Wilmington Trust Company
            International Stock Fund              --      5,816,537            --            --            --     5,816,537
        Wilmington Trust Company Bank
            Fixed Income Fund                     --             --            --            --            --          --
        Wilmington Trust Company
            Small Cap Fund                        --             --     8,692,135            --            --     8,692,135
        Wilmington Trust Company
            US Government Fund                    --             --            --     6,444,150            --     6,444,150
        Participant loans receivable          (1,809)        43,192        35,491        67,672        35,189     1,258,872

     Cash                                         --            460             7           949            --       174,456
     Accrued income                            4,092             --            --            --            --         4,299
     Due from broker                              --             --            --            --            --        23,700
                                         -----------    -----------   -----------   -----------   -----------   -----------

                TOTAL ASSETS                 882,706      5,860,189     8,727,633     6,512,771        35,189    68,735,480
                                         -----------    -----------   -----------   -----------   -----------   -----------

LIABILITIES
     Accrued liabilities                          --             --            --            --            --        24,000
                                         -----------    -----------   -----------   -----------   -----------   -----------

                TOTAL LIABILITIES                  0              0             0             0             0        24,000
                                         -----------    -----------   -----------   -----------   -----------   -----------

                NET ASSETS AVAILABLE
                      FOR BENEFITS       $   882,706      5,860,189   $ 8,727,633   $ 6,512,771        35,189   $68,711,480
                                         ===========    ===========   ===========   ===========   ===========   ===========



NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS


The net assets of the funds are summarized below:


                                                                     December 31, 1995
                                        --------------------------------------------------------------------

                                         Strategic    Value Stock  Bank Common   Fixed Income  Growth Stock
                                         Bond Fund       Fund      Stock Fund        Fund          Fund
                                        -----------   -----------  ------------  ------------  -------------
ASSETS
     Investments, at fair value
        Wilmington Trust Company
            Strategic Bond Fund         $ 2,831,613    $       --   $        --    $       --   $        --
        Wilmington Trust Company
            Value Stock Fund                     --     8,686,024            --            --            --
        Wilmington Trust Company Bank
            Common Stock Fund                    --            --    10,773,133            --            --
        Wilmington Trust Company
            Growth Stock Fund                    --            --            --            --    10,225,538
        Wilmington Trust Company
            Money Market Fund                    --            --            --            --            --
        Wilmington Trust Company
            International Stock Fund             --            --            --            --            --
        Wilmington Trust Company
            Fixed Income Fund                    --            --            --     2,882,503            --
        Wilmington Trust Company
            Small Cap Fund                       --            --            --            --            --
        Wilmington Trust Company
             US Government Fund                  --            --            --            --            --
        Participant loans receivable         35,219        82,189       276,556       319,175        94,218

     Cash                                        --            62         1,015            --            62
     Accrued income                              --             5            33            --             6
     Due from broker                             --            --        21,257            --            --
                                        -----------   -----------   -----------   -----------   -----------

                TOTAL ASSETS              2,866,832     8,768,280    11,071,994     3,201,678    10,319,824
                                        -----------   -----------   -----------   -----------   -----------

LIABILITIES
     Accrued liabilities                      2,328         4,368        24,917            --         5,172
                                        -----------   -----------   -----------   -----------   -----------


                TOTAL LIABILITIES             2,328         4,368        24,917            --         5,172
                                        -----------   -----------   -----------   -----------   -----------

                NET ASSETS AVAILABLE
                      FOR BENEFITS      $ 2,864,504   $ 8,763,912   $11,047,077   $ 3,201,678   $10,314,652
                                        ===========   ===========   ===========   ===========   ===========




NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS


The net assets of the funds are summarized below:


                                                                           December 31, 1995 (cont'd)
                                         -------------------------------------------------------------------------------------
                                                                                                         FVB
                                          Money Market  International   Small Cap       US Gov't     Participant
                                              Fund       Stock Fund     Stock Fund        Fund          Loans        Total
                                         -------------  -------------  ------------   ------------ ------------- -------------
ASSETS
     Investments, at fair value
        Wilmington Trust Company
            Strategic Bond Fund            $     --     $       --     $      --      $      --      $     --   $ 2,831,613
        Wilmington Trust Company
            Value Stock Fund                     --             --            --             --            --     8,686,024
        Wilmington Trust Company Bank
            Common Stock Fund                    --             --            --             --            --    10,773,133
        Wilmington Trust Company
            Growth Stock Fund                    --             --            --             --            --    10,225,538
        Wilmington Trust Company
            Money Market Fund               454,692             --            --             --            --       454,692
        Wilmington Trust Company
            International Stock Fund             --      4,432,762            --             --            --     4,432,762
        Wilmington Trust Company
            Fixed Income Fund                    --             --            --             --            --     2,882,503
        Wilmington Trust Company
            Small Cap Fund                       --             --     5,207,748             --            --     5,207,748
        Wilmington Trust Company
             US Government Fund                  --             --            --      5,634,245            --     5,634,245
        Participant loans receivable           (732)         6,113          (535)        18,767        35,189       866,159

     Cash                                        --             --            32             --            --         1,171
     Accrued income                           2,275             --             2             33            --         2,354
     Due from broker                             --             --            --             --            --        21,257
                                        -----------    -----------   -----------    -----------   -----------   -----------

                TOTAL ASSETS                456,235      4,438,875     5,207,247      5,653,045        35,189    52,019,199
                                        -----------    -----------   -----------    -----------   -----------   -----------

LIABILITIES
     Accrued liabilities                         --          3,223         4,820          1,785            --        46,613
                                        -----------    -----------   -----------    -----------   -----------   -----------


                TOTAL LIABILITIES                --          3,223         4,820          1,785            --        46,613
                                        -----------    -----------   -----------    -----------   -----------   -----------

                NET ASSETS AVAILABLE
                      FOR BENEFITS      $   456,235    $ 4,435,652   $ 5,202,427    $ 5,651,260   $    35,189   $51,972,586
                                        ===========    ===========   ===========    ===========   ===========   ===========




NOTES TO FINANCIAL STATEMENTS


WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS


The changes in net assets of the funds are summarized below:

                                                                            Year Ended December 31, 1996
                                                ------------------------------------------------------------------------------

                                                   Strategic      Value Stock    Bank Common     Fixed Income     Growth Stock
                                                   Bond Fund         Fund        Stock Fund          Fund             Fund
                                                  ------------    ------------   ------------    ------------    -------------
ADDITIONS
          Investment income:
            Interest                              $         55    $        112   $     58,554    $      9,488    $      1,461
            Dividends                                       --              --        447,680              --              --
            Participant loan interest                    4,947          17,572         53,956              --          23,101
                                                  ------------    ------------   ------------    ------------    ------------
                                                         5,002          17,684        560,190           9,488          24,562
          Contributions:
            Employer                                   120,715         400,937        164,985              --         498,389
            Employee                                   327,522       1,166,412        444,533              --       1,448,640
                                                  ------------    ------------   ------------    ------------    ------------
                                                       448,237       1,567,349        609,518              --       1,947,029
          Transfers from other plans:
            Rollovers                                   67,627          86,801         38,978              --         159,968
                                                  ------------    ------------   ------------    ------------    ------------
                                                       520,866       1,671,834      1,208,686           9,488       2,131,559
                                                  ------------    ------------   ------------    ------------    ------------
DEDUCTIONS
            Participant withdrawals                    115,052         384,371        696,258          13,710         335,683
                                                  ------------    ------------   ------------    ------------    ------------
                                                       405,814       1,287,463        512,428          (4,222)      1,795,876

            Net realized and unrealized
                     appreciation in fair value
                     of investments                     65,709       2,322,999      2,926,650              --       2,892,951

            Interfund transfers                       (219,450)        882,252       (224,992)     (2,867,936)        725,627
                                                  ------------    ------------   ------------    ------------    ------------

                         NET ADDITIONS (DEDUCTIONS)    252,073       4,492,714      3,214,086      (2,872,158)      5,414,454

                         NET ASSETS AVAILABLE
                               FOR BENEFITS AT
                               BEGINNING OF YEAR     2,864,504       8,763,912     11,047,077       3,201,678      10,314,652
                                                  ------------    ------------   ------------    ------------    ------------

                         NET ASSETS AVAILABLE
                               FOR BENEFITS AT
                               END OF YEAR        $  3,116,577    $ 13,256,626   $ 14,261,163    $    329,520    $ 15,729,106
                                                  ============    ============   ============    ============    ============


NOTES TO FINANCIAL STATEMENTS


WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS


The changes in net assets of the funds are summarized below:

                                                                         Year Ended December 31, 1996 (cont'd)
                                                ------------------------------------------------------------------------------------
                                                                                                                 FVB
                                                 Money Market   International   Small Cap      US Gov't      Participant
                                                     Fund        Stock Fund     Stock Fund       Fund           Loans       Total
                                                -------------   -------------  ------------  ------------  ------------- -----------
ADDITIONS
          Investment income:
            Interest                             $     33,742   $         17   $         86  $        231          --   $    103,746
            Dividends                                      --             --             --            --          --        447,680
            Participant loan interest                   1,263         12,688         23,393         5,286          --        142,206
                                                 ------------   ------------   ------------  ------------  ------------ ------------
                                                       35,005         12,705         23,479         5,517          --        693,632
          Contributions:
            Employer                                   26,086        236,061        384,735       112,777          --      1,944,685
            Employee                                   71,739        676,614      1,127,276       303,626          --      5,566,362
                                                 ------------   ------------   ------------  ------------  ------------ ------------
                                                       97,825        912,675      1,512,011       416,403          --      7,511,047
          Transfers from other plans:
            Rollovers                                   6,779         50,071        110,082         1,245          --        521,551
                                                 ------------   ------------   ------------  ------------  ------------ ------------
                                                      139,609        975,451      1,645,572       423,165          --      8,726,230
                                                 ------------   ------------   ------------  ------------  ------------ ------------
DEDUCTIONS
            Participant withdrawals                    44,430        161,069        239,614       451,476          --      2,441,663
                                                 ------------   ------------   ------------  ------------  ------------ ------------
                                                       95,179        814,382      1,405,958       (28,311)         --      6,284,567

            Net realized and unrealized
                     appreciation in fair value
                     of investments                      --          471,008      1,480,113       294,897          --     10,454,327

            Interfund transfers                       331,292        139,147        639,135       594,925          --             --
                                                 ------------   ------------   ------------  ------------  ------------ ------------

                         NET ADDITIONS (DEDUCTIONS)   426,471      1,424,537      3,525,206       861,511          --     16,738,894

                         NET ASSETS AVAILABLE
                               FOR BENEFITS AT
                               BEGINNING OF YEAR      456,235      4,435,652      5,202,427     5,651,260        35,189   51,972,586
                                                 ------------   ------------   ------------  ------------  ------------ ------------

                         NET ASSETS AVAILABLE
                               FOR BENEFITS AT
                               END OF YEAR       $    882,706   $  5,860,189   $  8,727,633  $  6,512,771  $     35,189 $ 68,711,480
                                                 ============   ============   ============  ============  ============ ============



NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS


The changes in net assets of the funds are summarized below:




                                                                           Year Ended December 31, 1995
                                             ---------------------------------------------------------------------------

                                              Strategic     Value Stock    Bank Common     Fixed Income     Growth Stock
                                              Bond Fund        Fund        Stock Fund          Fund             Fund
                                             ------------   ------------   ------------    ------------    -------------
ADDITIONS

     Investment income:
        Interest                             $        476   $        464   $     68,166    $    184,226    $        323
        Dividends                                      --             --        411,501              --              --
        Participant loan interest                   2,959         13,697         10,542           1,007          17,287
                                             ------------   ------------   ------------    ------------    ------------
                                                    3,435         14,161        490,209         185,233          17,610

     Contributions:
        Employer                                   98,710        270,338        156,975              --         355,324
        Employee                                  238,477        668,218        362,288              --         874,390
                                             ------------   ------------   ------------    ------------    ------------
                                                  337,187        938,556        519,263              --       1,229,714
     Transfers from other plans:
            Rollovers                              24,370         94,597         23,508              --          63,669
                                             ------------   ------------   ------------    ------------    ------------
                                                  364,992      1,047,314      1,032,980         185,233       1,310,993
                                             ------------   ------------   ------------    ------------    ------------

DEDUCTIONS

        Participant withdrawals                    88,527        234,641        555,152         148,360         308,897
                                             ------------   ------------   ------------    ------------    ------------
                                                  276,465        812,673        477,828          36,873       1,002,096

        Net realized and unrealized
            appreciation (depreciation)
            in fair value of investments          417,068      1,991,574      2,828,635              --       2,289,600

        Interfund transfers                       327,870        931,532       (681,423)     (3,280,520)        818,750
                                             ------------   ------------   ------------    ------------    ------------

                NET ADDITIONS (DEDUCTIONS)      1,021,403      3,735,779      2,625,040      (3,243,647)      4,110,446

                NET ASSETS AVAILABLE
                      FOR BENEFITS AT
                      BEGINNING OF YEAR         1,843,101      5,028,133      8,422,037       6,445,325       6,204,206
                                             ------------   ------------   ------------    ------------    ------------

                NET ASSETS AVAILABLE
                      FOR BENEFITS AT
                      END OF YEAR            $  2,864,504   $  8,763,912   $ 11,047,077    $  3,201,678    $ 10,314,652
                                             ============   ============   ============    ============    ============



NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS


The changes in net assets of the funds are summarized below:




                                                                         Year Ended December 31, 1996 (cont'd)
                                             ---------------------------------------------------------------------------------------
                                                                                                              FVB
                                              Money Market   International  Small Cap      US Gov't       Participant
                                                  Fund        Stock Fund    Stock Fund       Fund            Loans         Total
                                             -------------   ------------- ------------  ------------   -------------  -------------
ADDITIONS

     Investment income:
        Interest                             $     51,015    $        721  $        794  $      5,964   $         --   $    312,149
        Dividends                                      --              --            --            --             --        411,501
        Participant loan interest                    (732)         14,648        15,578         8,954             --         83,940
                                             ------------    ------------  ------------  ------------   ------------   ------------
                                                   50,283          15,369        16,372        14,918             --        807,590

     Contributions:
        Employer                                    7,914         290,298       302,885       224,556             --      1,707,000
        Employee                                   19,914         694,188       750,310       528,407             --      4,136,192
                                             ------------    ------------  ------------  ------------   ------------   ------------
                                                   27,828         984,486     1,053,195       752,963             --      5,843,192
     Transfers from other plans:
            Rollovers                                 102          32,597        60,328         4,052             --        303,223
                                             ------------    ------------  ------------  ------------   ------------   ------------
                                                   78,213       1,032,452     1,129,895       771,933             --      6,954,005
                                             ------------    ------------  ------------  ------------   ------------   ------------

DEDUCTIONS

        Participant withdrawals                    57,765         181,211       137,044       402,821             --      2,114,418
                                             ------------    ------------  ------------  ------------   ------------   ------------
                                                   20,448         851,241       992,851       369,112             --      4,839,587

        Net realized and unrealized
            appreciation (depreciation)
            in fair value of investments               --         368,197       900,563       404,267             --      9,199,904

        Interfund transfers                       435,787        (538,805)      645,871     1,340,938             --             --
                                             ------------    ------------  ------------  ------------   ------------   ------------

                NET ADDITIONS (DEDUCTIONS)        456,235         680,633     2,539,285     2,114,317             --     14,039,491

                NET ASSETS AVAILABLE
                      FOR BENEFITS AT
                      BEGINNING OF YEAR                --       3,755,019     2,663,142     3,536,943         35,189     37,933,095
                                             ------------    ------------  ------------  ------------   ------------   ------------

                NET ASSETS AVAILABLE
                      FOR BENEFITS AT
                      END OF YEAR            $    456,235    $  4,435,652  $  5,202,427  $  5,651,260   $     35,189   $ 51,972,586
                                             ============    ============  ============  ============   ============   ============

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN



NOTE F -- CONTRACTS WITH INSURANCE COMPANIES


In 1992, Wilmington Trust Company as trustee of the plan ("Trustee") entered into a guaranteed investment contract with Protective Life Insurance Company. The insurance company maintained the Plan's deposit in an unallocated fund to which it added interest at a rate of 6% per annum. The interest rate was guaranteed for the life of the contract which matured on January 2, 1996.

All funds were general assets of the insurance company and were invested at their discretion. At the direction of the Plan's administrator, these funds could be withdrawn to provide benefits or to direct transfers to certain other investment options provided under the Plan.



NOTE G -- INCOME TAX STATUS


The Internal Revenue Service has issued a determination letter indicating that the Plan is exempt from income tax under Section 401(a) of the Internal Revenue Code (IRC). The Plan is required to operate in conformity with the IRC to maintain its qualification. The Plan document has been amended and restated to conform to the requirements of the Tax Reform Act of 1986, related legislation and various regulations and to incorporate other administrative changes to facilitate the efficient operation of the Plan. The Plan, as amended and restated, was submitted to the IRS in 1995 for a determination as to its tax-qualified status and a favorable determination letter was issued on September 12, 1995. The Company and the Thrift Savings Plan Committee intend to implement any necessary actions to insure the continuation of the Plan's tax qualified status.

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE H -- TRANSACTIONS WITH PARTIES-IN-INTEREST


The Plan's investments include participation units in collective trust funds managed by Wilmington Trust Company. The activity in these funds for the year ended December 31 is summarized below:

                                                                                   Income           Fair Value
                                                                                   Earned            of Funds
                                      Purchases               Sales               on Funds         at Year-End
                                     ----------             ----------          ----------         ------------
Wilmington Trust Company
      Strategic Bond Fund
           1996                      $  881,148             $  717,182          $       55          $ 3,061,288
           1995                       1,538,637                933,324                 476            2,831,613


WTC Value Stock
      Fund
           1996                       2,825,208                753,714                 112           13,080,518
           1995                       2,470,952                715,849                 464            8,686,024

WTC Bank Common
      Stock Fund
           1996                       2,613,442              2,102,091             448,436           13,741,978
           1995                       1,724,868              1,456,945             412,254           10,773,133

WTC Growth Stock
      Fund
           1996                       4,076,819              1,638,185               1,461           15,557,124
           1995                       2,975,999              1,182,337                 323           10,225,538

WTC Money Market
      Fund
           1996                         616,378                190,647              33,742              880,423
           1995                         516,619                 61,926              51,014              454,692

WTC International
      Fund
           1996                       1,431,816                519,050                  17            5,816,537
           1995                       1,784,857              1,482,741                 721            4,432,762

WTC Small Cap
      Stock Fund
           1996                       2,525,216                520,941                  86            8,692,135
           1995                       2,590,228                943,967                 794            5,207,748

WTC US Government
      Fund
           1996                       2,901,976              2,386,964                 231            6,444,150
           1995                       9,602,447              4,215,380               5,964            5,634,245

WTC Fixed Income Fund
           1996                       2,882,503              2,882,503               9,488                   --
           1995                       3,029,466              3,029,466             184,226            2,882,503


                             SCHEDULE G (Form 5500)
                            Financial Schedules 1996
                                OMB No. 1210-0016


For calendar plan year 1996

Name of plan sponsor as shown on line 1a of Form 5500
        Wilmington Trust Company

Name of plan
        401(k) Thrift Savings Plan

                                           Employer Identification Number:
                                                        51-0291463
                                                Three-digit plan number:
                                                           002
Part I    Schedule of Assets Held for Investment  Purposes--See Form 5500,
          Item 27a.

    (a)                      (b)                                  (c)                 (d)             (e)
                                                       Description of investment
                                                     including maturity date, rate
            Identity of issue, borrower, lessor,     of interest, collateral, par
                      or similar party                     or maturity value         Cost          Current value

           Wilmington Trust Company -- Strategic
           Bond Fund                                         188,553 units           $2,535,292      $3,061,289

           Wilmington Trust Company -- US
           Government Fund                                   563,300 units            6,015,055       6,444,150

           Wilmington Trust Company --
           International Stock Fund                          235,297 units            4,965,371       5,816,537

           Wilmington Trust Company -- Growth
           Stock Fund                                        365,642 units           10,024,209      15,557,124

           Wilmington Trust Company -- Small Cap
           Fund                                              370,895 units            6,364,728       8,692,135

           Wilmington Trust Company -- Value
           Stock Fund                                        363,821 units            7,826,221      13,080,517

           Wilmington Trust Company -- Money
           Market Fund                                       880,423 units              880,423         880,423

           Wilmington Trust Company -- Bank
           Stock Fund                                        347,846 units            7,933,669      13,741,978

           Participant Loans Receivable                                               1,258,872       1,258,872


         Part V  Schedule of Reportable Transactions--See Form 5500, Line 27d.

    (a)             (b)                  (c)        (d)         (e)        (f)           (g)           (h)            (i)
                Description
                  of asset
                  (include                                                                            Current
               interest rate                                              Expense                     value of
Identity of    and maturity                                               incurred                    asset on
   party       in case of a           Purchase     Selling      Lease       with        Cost of     transaction
 involved          loan)               price        price       rental   transaction     asset         date         Net gain

Single Transactions in Excess of 5%

WTC           Growth Eq Coll Fund   2,882,503                                                          2,882,503
WTC           WTC EEBen MMFund                    2,853,226                              2,853,226                        0

Aggregate Transactions in Excess of 5%

WTC           Growth Eq Coll Fund   2,923,637       459,156                                312,460     3,382,793       146,696
WTC           ShTerm USGovt Fund    2,033,068     1,518,961                              1,461,580     3,552,935        57,381
WTC           Sm Cap Portfolio      2,320,068       315,867                                249,610     2,635,935        66,257
WTC           Value Eq Coll Fund    3,005,376       960,613                                755,323     3,965,990       205,290
WTC           WTC EE BenMM Fund     9,353,321     8,944,618                              8,944,618    18,297,939           0





                                                                                                                Yes     No
       28  Did the plan acquire individual whole life insurance contracts during the plan year? ......  28               X

       29  During the plan year
         a (1) Was this plan covered by a fidelity bond? If "Yes," complete lines 29a(2) and 29a(3)...  29a(1)           X
           (2) Enter amount of bond $____________________________________________________________
           (3) Enter the name of the surety company _____________________________________________
         b (1) Was there any loss to the plan, whether or not reimbursed, caused by fraud or
               dishonesty?............................................................................. 29(b)(1)         X
           (2) If line 29b(1) is "Yes" enter amount of loss $

       30a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program?

              Yes          X No           Not Determined
           ---           ---           ---
         b If  line  30a is  "Yes"  or  "Not  Determined,"  enter  the  employer identification number and the plan number used to identify it.

           Employer identification number             Plan number

       31 Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than one trust. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions. Do not enter the value of that portion of an insurance contract that guarantees, during this plan year, to pay a specific dollar benefit at a future date. Round off amounts to the nearest dollar; any other amounts are subject to rejection. Plans with no assets at the beginning and the end of the plan year, enter
           -0- on line 31f.

                                     Assets                     (a) Beginning of Year  (b) End of Year

       a   Total noninterest-bearing cash................... (a)          1,171             174,456

       b   Receivable: (1) Employer contributions...........b(1)
           (2) Participant contributions.................... (2)
           (3) Income....................................... (3)          2,354               4,299
           (4) Other........................................ (4)         21,257              23,700
           (5) Less allowance for doubtful accounts ........ (5)



                                       22




           (6) Total, Add lines 31b(1) through 31b(4) and
               subtract line 31b(5)........................  (6)         23,611              27,999

       c   General investments: (1) Interest-bearing cash
           (including money market funds).................. c(1)

       (2) Certificates of deposit ........................  (2)

       (3) U.S. Government securities .....................  (3)

           (4) Corporate debt instruments: (A) Preferred...  (4)(A)
               (B) All other...............................  (4)(B)

           (5) Corporate stocks: (A) Preferred.............  (5)(A)
               (B) Common..................................  (5)(B)

           (6) Partnership/joint venture interests.........  (6)

           (7) Real estate: (A) Income-producing...........  (7)(A)
               (B)  Nonincome-producing....................  (7)(B)

           (8) Loans (other than to participants) secured
               by mortgages: (A) Residential...............  (8)(A)
               (B)  Commerical.............................  (8)(B)

           (9) Loans to participants: (A) Mortgages........  (9)(A)
               (B)  Other..................................  (9)(B)     866,159           1,258,872

           (10) Other Loans................................  (10)

           (11) Value of interest in common/collective
                trusts.....................................  (11)    37,472,622          53,532,175

           (12) Value of interest in pooled separate
                accounts...................................  (12)

           (13) Value of interest in master trusts.........  (13)

           (14) Value of interest in 103-12 investment
                investment entities........................  (14)

           (15) Value of interest in registered
                investment companies ......................  (15)

           (16) Value of funds held in insurance company
                general account (unallocated contracts)....  (16)     2,882,503

           (17) Other ___________________________________    (17)




                                       23




           (18) Total.  Add lines 31c(1) through 31c(17)...  (18)    41,221,284          54,791,047

       d   Employer-related investments: (1)Employer
           securities......................................  (d)(1)  10,773,133          13,741,978
           (2) Employer real property......................  (2)

       e   Buildings and other property used in
           plan operation..................................   e

       f   Total assets.  Add lines 31a, 31b(6), 31c(18),
           31d(1), 31d(2), and 31e.........................   f      52,019,199          68,735,480

                                   Liabilities

       g   Benefit claims payable..........................   g         434,753             454,083

       h   Operating payables..............................   h          21,483              24,000

       i   Acquisition indebtedness........................   i

       j   Other liabilities...............................   j          25,130

       k   Total liabilities.  Add lines 31g through 31j...   k         481,366             478,083

                                   Net Assets

       l   Subtracting 31k from line 31f...................   l      51,537,833          68,257,397





                                       24